Aquila Rocky Mountain Equity Fund
                          380 Madison Avenue Suite 2300
                               New York, NY 10017
                                  800-437-1020
                                  212-697-6666



Statement of Additional Information                            April 30, 2007
                                               Supplemented as of June 1, 2007


         This Statement of Additional Information (the " SAI") is not a Prospectus. There are two Prospectuses for the Fund dated April 30, 2007; one Prospectus describes Front-Payment Class Shares ("Class A Shares") and Level-Payment Class Shares ("Class C Shares") of the Fund and the other describes Institutional Class Shares ("Class Y Shares") and Financial Intermediary Class Shares ("Class I Shares") of the Fund. References in this SAI to "the Prospectus" refer to either of these Prospectuses. The SAI should be read in conjunction with the Prospectus for the class of shares in which you are considering investing.


                        Prospectuses may be obtained from
                the Fund's Distributor, Aquila Distributors, Inc.
               380 Madison Avenue, Suite 2300, New York, NY 10017
                             800-437-1020 toll-free
                                 or 212-697-6666


Financial Statements


         The financial statements for the Fund for the year ended December 31, 2006, which are contained in the Annual Report for that fiscal year, are hereby incorporated by reference into this SAI. Those financial statements have been audited by Tait, Weller & Baker LLP, independent registered public accounting firm, whose report thereon is incorporated herein by reference. The Annual Report of the Fund can be obtained without charge by calling the toll-free number listed above. The Annual Report will be delivered with the SAI.



TABLE OF CONTENTS

Fund History................................................................2
Investment Strategies and Risks.............................................2
Fund Policies...............................................................8
Management of the Fund......................................................9
Ownership of Securities....................................................20
Investment Advisory and Other Services ....................................21
Brokerage Allocation and Other Practices...................................32
Capital Stock..............................................................32
Purchase, Redemption, and Pricing of Shares................................34
Additional Tax Information.................................................44
Underwriters...............................................................45
Proxy Voting Policies......................................................45
Appendix A.................................................................48

                        Aquila Rocky Mountain Equity Fund

                       Statement of Additional Information

                                  Fund History

     The Fund is a Massachusetts business trust formed in 1994. It is an open-end, diversified management investment company.


                         Investment Strategies and Risks

     The Fund's investment objective is capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity securities of companies having a significant business presence in the general Rocky Mountain region of our country, consisting of Colorado, Arizona, Idaho, Montana, Nevada, New Mexico, Utah and Wyoming.


Convertible Securities

     The Fund may invest up to 25% of its assets in convertible securities, primarily of Rocky Mountain Companies, if the Manager, Aquila Investment Management LLC, believes there is potential of capital growth through the conversion option and acceptable investment income prior to conversion. Only convertible securities rated investment grade by a nationally recognized statistical rating organization will be purchased. In general, there are nine separate credit ratings ranging from the highest to the lowest quality standards for debt obligations. Obligations rated within the four highest ratings are considered "investment grade." Not more than 5% of the Fund's net assets may be invested in convertible securities having the lowest of the four investment grade ratings. Obligations rated in the fourth such credit rating are considered by the rating agencies to be of medium quality and thus may present investment risks not present in more highly rated obligations. Such bonds lack outstanding investment characteristics and may in fact have speculative characteristics as well; changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade bonds. See Appendix A below for more information about credit.

       A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the dividends received from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords the opportunity through its conversion feature to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

     In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Warrants

     The Fund may also invest up to 5% of its net assets, as determined at time of purchase, in warrants of Rocky Mountain Companies. Warrants entitle the holder to purchase a fixed number of shares of the common stock of the issuer at a fixed price during certain specified times. The value of the warrants from time to time depends upon the market evaluation of the likelihood that exercise of the warrants would be economically advantageous before they expire. The market price of warrants tends to be more volatile than that of the underlying common stock.


Lending of Portfolio Securities

     In order to generate additional income, the Fund may lend portfolio securities, up to 25% of its net assets, to broker-dealers, banks or other financial borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Fund will enter into loan arrangements only with broker-dealers, banks, or other institutions which the Manager has determined are creditworthy under guidelines established by the Fund's Board of Trustees and will receive collateral in the form of cash or short-term U.S. Government securities equal at least to 100% of the value of the securities loaned. The value of the collateral and the securities loaned will be marked to market on a daily basis. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on the securities and the Fund may invest the cash collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. However, the amounts received by the Fund may be reduced by any finders' fees paid to broker-dealers and any other related expenses.

Borrowings by the Fund

     The Fund can borrow money for temporary or emergency purposes from a bank. The Fund will not borrow amounts in excess of 10% of net assets and will not purchase securities if borrowings are equal to or greater than 5% of net assets. The Fund intends primarily to exercise such borrowing authority to meet any abnormal level of shareholder redemptions and under circumstances where redemptions exceed available cash.

Repurchase Agreements

     The Fund may purchase securities subject to repurchase agreements, provided that such securities consist entirely of U.S. Government securities or securities that, at the time the repurchase agreement is entered into, are rated in the highest rating category by at least one nationally recognized statistical rating organization. Repurchase agreements may be entered into only with commercial banks or broker-dealers. Subject to the control of the Board of Trustees, the Manager will regularly review the financial strength of all parties to repurchase agreements with the Fund.

     Under a repurchase agreement, at the time the Fund purchases a security, the Fund also resells it to the seller and must deliver the security (or securities substituted for it) to the seller on an agreed-upon date in the future. (The securities so resold or substituted are referred to herein as the "Resold Securities.") The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which the Fund's money is invested in the Resold Securities. The majority of these transactions run from day to day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase.

       Repurchase agreements can be considered as loans "collateralized" by the Resold Securities, such transactions being explicitly included in the definition of "lend" in the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The Resold Securities under any repurchase agreement will be marked to market every business day so that the value of the "collateral" is at least equal to the resale price provided in the agreement, including the accrued interest earned thereon, plus additional market value as is considered necessary to provide a margin of safety. During the term of the repurchase agreement, the Fund or its custodian either has actual physical possession of the Resold Securities or, in the case of a security registered in book entry system, the book entry is maintained in the name of the Fund or its custodian.

       The Fund retains an unqualified right to possess and sell the Resold Securities in the event of a default by the other party. However, in the event of bankruptcy or other default by the other party, there may be delays and expenses in liquidating the Resold Securities, decline in their value and loss of interest.

Shares of Investment Companies


       The Fund may purchase shares of money-market portfolios of investment companies other than those of the Aquila Group of Fundssm. The Fund will not purchase shares of an investment company which imposes a sales or redemption charge of any sort; however, an investment company in which the Fund invests may have a distribution plan under which it may pay for distribution expenses or services. Such investments will ordinarily be made to provide additional liquidity and at the same time to earn higher yields than are usually associated with the overnight or short-term obligations in which the Fund might otherwise invest for this purpose. While higher yields than those of alternative investments may be obtainable, these yields will reflect management fees and operating and distribution expenses of the investment companies and will result in duplication of management fees with respect to assets of the Fund so invested. The Fund may not invest in the shares of investment companies if immediately thereafter it has invested more than 10% of the value of its total assets in such companies or more than 5% of the value of its total assets in any one such company; it may not invest in such a company if immediately thereafter it owns more than 3% of the total outstanding voting stock of such a company.



Options Transactions

     The Fund may purchase put options and purchase and write (i.e., sell) call options for hedging purposes, in order to generate additional income, or as a means of taking a position in a security deemed attractive by the Manager. The Fund will purchase or write options only on equity securities that are traded on national securities exchanges or that are listed on NASDAQ. The Fund may purchase put and write call options only on equity securities which are held in the Fund's investment portfolio or to close out positions. Additionally, the Fund may purchase calls on securities which are not in the Fund's portfolio or to close out positions.

     The Fund will not (a) write call options if immediately after any such transaction, the aggregate value of the securities underlying the calls would exceed 20% of the Fund's net assets, or (b) purchase put or call options if, immediately after such purchases, the premiums paid for all such options owned at the time would exceed 5% of the Fund's net assets. The Fund will not write put options except to close out positions.

       While the Fund may engage in puts and calls to a limited extent, there are certain risks associated with this activity that are different than investing in the underlying securities directly. Option transactions involve risks and transaction costs which the Fund would not incur if it did not engage in option transactions. If the Manager's predictions of movements in the direction of the securities markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options include dependence upon the Manager's ability to predict correctly movements in the direction of securities prices and the possible absence of a liquid secondary market for any particular instrument at any time.

Writing Covered Call Options

       The Fund may write (sell) "covered" call options (and purchase options to close out options previously written by the Fund) to generate additional income from option premiums. This premium income will serve to enhance the Fund's total return and will reduce the effect of any price decline of the security underlying the option. Covered call options will generally be written on securities which, in the opinion of the Manager, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

       A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time prior to a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing the option which he previously sold. To secure his obligation to deliver the underlying security in the case of a call option, a writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation
(OCC) and of the Exchanges. The Fund will write only covered call options. This means that the Fund will only write a call option on a security which the Fund already owns. The Fund will not write call options on when-issued securities.

       Portfolio securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not
do), but capable of enhancing the Fund's total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, the Fund has no control over when it may be required to sell the underlying securities, since it may be assigned an exercise notice at any time prior to the expiration date of its obligation as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or a loss from the sale of the underlying security. The security covering the call will be maintained in a segregated account. The Fund does not consider a security covered by a call to be "pledged" as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets.

       The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. In determining whether a particular call option should be written on a particular security, the Manager will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

       Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs, including brokerage commissions. The Fund will pay brokerage commissions in connection with the writing of options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

     If the writer of an option wishes to terminate the obligation, he or she may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he or she has been notified of the exercise of an option. Similarly, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option (whether an exchange-traded option or a NASDAQ option) is required to pledge for the benefit of the broker the underlying security or other assets in accordance with rules of the OCC, which is an institution created to interpose itself between buyers and sellers of options. Technically, the OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees the transaction.

     Call options written by the Fund will normally have expiration dates of less than nine months from the date written. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases additional brokerage commissions will be incurred.

       The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

Federal Income Tax Treatment of Covered Call Options.


     Expiration of an option or entry into a closing purchase transaction will result in a capital gain. If the option is "in-the-money" (i.e., the option strike price is less than the market value of the security covering the option) at the time it was written, any gain or loss realized as a result of the closing purchase transaction will be long-term capital gain or loss, if the security covering the option was held for more than one year prior to the writing of the option. The holding period of the securities covering an "in-the-money" option will not include the period of time the option is outstanding. If the option is exercised, the Fund will realize a gain or loss from the sale of the security covering the call option, and in determining such gain or loss the premium will be included in the proceeds of the sale.


       If the Fund writes options other than "qualified covered call options," as defined in the Internal Revenue Code, any losses on such options transactions, to the extent they do not exceed the unrealized gains on the securities covering the options, may be subject to deferral until the securities covering the options have been sold. In addition, any options written against securities other than stocks will be considered to have been closed out at the end of the Fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses would be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss.


Purchasing Put Options

     The Fund may purchase put options on an underlying security owned by the Fund. As the holder of a put option, the Fund has the right to sell the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities. The example of such use of put options is provided below. The Fund will not purchase options for leverage purposes and will commit no more than 5% of its assets to premiums when purchasing put options.

       The Fund may purchase a put option on an underlying security (a "protective put") owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of its security. Such hedge protection is provided only during the life of the put option when the Fund as the holder of the put option is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For example, a put option may be purchased in order to protect unrealized appreciation of a security where the Manager deems it desirable to continue to hold the security because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security is eventually sold.

       The premium paid by the Fund when purchasing a put option will be recorded as an asset of the Fund. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price. The option will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option.

Writing Put Options

     The Fund will not write put options except to close out transactions as described above.

Purchasing Call Options

     The Fund may purchase call options. As the holder of a call option, the Fund has the right to purchase the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Fund may also purchase call options in order to acquire the underlying securities. Examples of such uses of call options are provided below. The Fund will not purchase options for leverage purposes and will commit no more than 5% of its assets to premiums when purchasing call options..

     Call options may be purchased by the Fund for the purpose of acquiring the underlying securities for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to fix its cost of acquiring the securities directly. This technique may also be useful to the Fund in purchasing a large block of stock that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

       The Fund may also purchase call options on underlying securities it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of the Fund's current return. For example, where the Fund has written a call option on an underlying security having a current market value below the price at which such security was purchased by the Fund, an increase in the market price could result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security with the same exercise price and expiration date as the option previously written.

Risks Associated with Options Transactions

       Option transactions involve risks and transaction costs which the Fund would not incur if it did not engage in option transactions. If the Manager's predictions of movements in the direction of the securities markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options include (i) dependence upon the Manager's ability to predict correctly movements in the direction of securities prices; (ii) imperfect correlation between the price of options and the movements in the prices of securities being hedged; (iii) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (iv) the possible absence of a liquid secondary market for any particular instrument at any time;
(v) the possible need to defer closing out certain hedged positions to avoid adverse consequences and (vi) the possible inability of the Fund to purchase or sell portfolio securities at a time when it would otherwise be favorable to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, because of the requirement for the Fund to maintain "cover" or to segregate securities in connection with a hedging transaction.

Portfolio Turnover

       A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average value of such securities during the year, excluding certain short term securities. Since the turnover rate of the Fund will be affected by a number of factors, the Fund is unable to predict what rate the Fund will have in any particular period or periods, although such rate is not expected to exceed 60%. The factors which may affect the rate include (i) the possible necessary sales of portfolio securities to meet redemptions; and
(ii) the possibility of purchasing or selling portfolio securities without regard to the length of time they have been held to attempt to take advantage of market opportunities and to avoid market declines. Short-term trading increases portfolio turnover and transaction costs.

                                  Fund Policies

Investment Restrictions

     The Fund has a number of policies concerning what it can and cannot do. Those that are called fundamental policies cannot be changed unless the holders of a "majority," as defined in the 1940 Act, of the Fund's outstanding shares vote to change them. Under the 1940 Act, the vote of the holders of a "majority" of the Fund's outstanding shares means the vote of the holders of the lesser of
(a) 67% or more of the dollar value of the Fund's shares present at a meeting or represented by proxy if the holders of more than 50% of the dollar value of its shares are so present or represented; or (b) more than 50% of the dollar value of the Fund's outstanding shares. Those fundamental policies not set forth in the Prospectus are set forth below:

1. The Fund invests only in certain limited securities.

       The Fund cannot buy any securities other than those discussed under "Investment of the Fund's Assets" in the Prospectus and in "Investment Strategies and Risks" in the SAI; therefore the Fund cannot buy any commodities or commodity contracts, any mineral related programs or leases or combinations thereof.

       The Fund cannot purchase or hold the securities of any issuer if, to its knowledge, Trustees, Directors or officers of the Fund or its Manager who individually own beneficially more than 0.5% of the securities of that issuer together own in the aggregate more than 5% of such securities.

       The Fund cannot buy real estate or any non-liquid interests in real estate investment trusts; however, it can buy any securities which it can otherwise buy even though the issuer invests in real estate or has interests in real estate.

2. The Fund does not buy for control.

     The Fund cannot invest for the purpose of exercising control or management of other companies.

3. The Fund does not sell securities it does not own or borrow from brokers to buy securities.

       Thus, it cannot sell short or buy on margin; however, the Fund can make margin deposits in connection with the purchase or sale of options and can pay premiums on these options.

4. The Fund is not an underwriter.

     The Fund cannot engage in the underwriting of securities, that is, the selling of securities for others. Also, it cannot invest in restricted securities. Restricted securities are securities which cannot freely be sold for legal reasons.

5. The Fund has industry investment requirements.

       The Fund cannot buy securities in any one industry if more than 25% of its total assets would then be invested in securities of that industry.

6. The Fund can make loans only by lending securities or entering into repurchase agreements.

       The Fund can lend its portfolio securities (see "Lending of Portfolio Securities") and can enter into repurchase agreements (see "Repurchase Agreements") but cannot otherwise make loans. The Fund can buy debt securities as described above (see "Investment of the Fund's Assets"); this is investing, not making a loan.

7. The Fund can borrow only in limited amounts for special purposes.

     The Fund can borrow from banks for temporary or emergency purposes but only up to 10% of its total assets. It can mortgage or pledge its assets only in connection with such borrowing and only up to the lesser of the amounts borrowed or 5% of the value of its total assets. Interest on borrowings would reduce the Fund's income. Except in connection with borrowings, the Fund will not issue senior securities.

     The Fund will not purchase any security while it has any outstanding borrowings which exceed 5% of the value of its total assets.


                             Management of the Fund

The Board of Trustees


       The business and affairs of the Fund are managed under the direction and control of its Board of Trustees. The Board of Trustees has authority over every aspect of the Fund's operations, including approval of any advisory and sub-advisory agreements and their annual renewal, contracts with all other service providers and payments under the Fund's Distribution Plan and Shareholder Services Plan.



       The Fund has an Audit Committee, consisting of all of the Trustees who are "independent" and are not "interested persons" of the Fund. The Committee determines what independent registered public accounting firm will be selected by the Board of Trustees, reviews the methods, scope and result of audits and the fees charged, and reviews the adequacy of the Fund's internal accounting procedures and controls. The Audit Committee had four meetings during the last fiscal year.



     The Fund has a Nominating Committee, consisting of all of the non-interested Trustees. The Nominating Committee held one meeting during the last fiscal year. The committee will consider nominees recommended by the shareholders who may send recommendations to the committee in care of the Manager at 380 Madison Avenue, New York, NY 10017.


Trustees and Officers

         The following material includes information about each Trustee and officer and the Chairman Emeritus of the Fund. All shares of the Fund listed as owned by the Trustees are Class A Shares unless indicated otherwise.



                                                                          Number of
                                                                          Portfolios   Other Directorships
                        Positions Held                                    in Fund      Held by Trustee
                        with Fund and                                     Complex      (The position held is a
Name, Address(1) and    Length of      Principal Occupation(s)            Overseen     directorship unless indicated
Date of Birth           Service(2)     During Past 5 Years                by Trustee   otherwise.)
-------------           ----------     -------------------                ----------   -----------

Interested
Trustee(3)

Diana P. Herrmann       Trustee        Vice Chair and Chief Executive        12        ICI Mutual Insurance Company
New York, NY            since 1997     Officer of Aquila Management
(02/25/58)              and            Corporation, Founder of the
                        President      Aquila Group of Fundssm(4) and
                        since 2002     parent of Aquila Investment
                                       Management LLC, Manager, since
                                       2004, President and Chief
                                       Operating Officer since 1997, a
                                       Director since 1984, Secretary
                                       since 1986 and previously its
                                       Executive Vice President, Senior
                                       Vice President or Vice
                                       President, 1986-1997; Chief
                                       Executive Officer and Vice Chair
                                       since 2004 and President, Chief
                                       Operating Officer and Manager of
                                       the Manager since 2003; Chair,
                                       Vice Chair, President, Executive
                                       Vice President or Senior Vice
                                       President of funds in the Aquila
                                       Group of Fundssm since 1986;
                                       Director of the Distributor
                                       since 1997; trustee, Reserve
                                       Money-Market Funds, 1999-2000
                                       and Reserve Private Equity
                                       Series, 1998-2000; Governor,
                                       Investment Company Institute and
                                       head of its Small Funds
                                       Committee since 2004; active in
                                       charitable and volunteer
                                       organizations.


Non-interested
Trustees

Tucker Hart Adams       Chair of the   President, The Adams Group,           2         Director, Colorado Health
Colorado Springs,       Board of       Inc., an economic consulting                    Facilities Authority
CO                      Trustees       firm, since 1989; formerly Chief
(01/11/38)              since 2005     Economist, United Banks of
                        and Trustee    Colorado; currently or formerly
                        since 1993     active with numerous
                                       professional and community
                                       organizations.

Gary C. Cornia          Trustee        Director, Romney Institute of         4                      None
Orem, UT                since 2002     Public Management, Marriott
(06/24/48)                             School of Management, Brigham
                                       Young University, 2004 -
                                       present; Professor, Marriott
                                       School of Management, 1980 -
                                       present; Past President, the
                                       National Tax Association;
                                       Fellow, Lincoln Institute of
                                       Land Policy, 2002 - present;
                                       Associate Dean, Marriott School
                                       of Management, Brigham Young
                                       University, 1991-2000; Utah
                                       Governor's Tax Review Committee
                                       since 1993.

Grady Gammage, Jr.      Trustee        Founding partner, Gammage &           2                      None
Phoenix, AZ (10/01/51)  since 2004     Burnham, PLC, a law firm,
                                       Phoenix, Arizona, since 1983; director,
                                       Central Arizona Water Conservation
                                       District, 1992-2004; director, Arizona
                                       State University Foundation since 1998;
                                       Manicopa Partnership for Arts & Culture;
                                       Public Architecture; Arizona Historical
                                       Foundation.

Glenn P. O'Flaherty     Trustee        Co-Founder, Chief Financial           2                      None
Denver, CO              since 2007     Officer and Chief Compliance
(08/03/58)                             Officer of Three Peaks Capital
                                       Management, LLP, 2003-2005; Vice
                                       President - Investment
                                       Accounting, Global Trading and
                                       Trade Operations, Janus Capital
                                       Corporation, and Chief Financial
                                       Officer and Treasurer, Janus
                                       Funds, 1991-2002.

Other Individuals

Chairman Emeritus (5)

Lacy B. Herrmann        Founder and    Founder and Chairman of the            N/A                    N/A
New York, NY            Chairman       Board, Aquila Management
(05/12/29)              Emeritus       Corporation, the sponsoring
                        since 2006,    organization and parent of the
                        Chairman of    Manager or Administrator and/or
                        the Board of   Adviser or Sub-Adviser to each
                        Trustees,      fund of the Aquila Group of
                        1993-2005      Fundssm; Chairman of the Manager
                                       or Administrator and/or Adviser
                                       or Sub-Adviser to each since
                                       2004; Founder and Chairman
                                       Emeritus of each fund in the
                                       Aquila Group of Fundssm;
                                       previously Chairman and a
                                       Trustee of each fund in the
                                       Aquila Group of Fundssm since
                                       its establishment until 2004 or
                                       2005; Director of the
                                       Distributor since 1981 and
                                       formerly Vice President or
                                       Secretary, 1981-1998; Trustee
                                       Emeritus, Brown University and
                                       the Hopkins School; active in
                                       university, school and
                                       charitable organizations.
Officers

Arthur K. Carlson       Executive      Executive Vice President -             N/A                    N/A
Paradise Valley, AZ     Vice           Advisor to the Trust, Tax-Free
(01/08/22)              President -    Trust of Arizona since 2005,
                        Advisor to     Trustee, 1987-2005; Executive
                        the Fund       Vice President - Advisor to the
                        since 2006     Fund, Aquila Rocky Mountain
                                       Equity Fund since 2006, Trustee,
                                       1993-2005; Executive Vice
                                       President - Advisor to the Fund,
                                       Aquila Three Peaks High Income
                                       Fund since 2006; formerly Senior
                                       Vice President and Manager,
                                       Trust Division of the Valley
                                       National Bank of Arizona; past
                                       President, New York Society of
                                       Security Analysts; member,
                                       Phoenix Society of Security
                                       Analysts; former director,
                                       Financial Analysts Federation;
                                       director, Northern Arizona
                                       University Foundation; advisory
                                       director of the Renaissance
                                       Companies; currently or formerly
                                       active with various other
                                       professional and community
                                       organizations.

Charles E.              Executive      Executive Vice President of all        N/A                    N/A
Childs, III             Vice           funds in the Aquila Group of
New York, NY            President      Fundssm and the Manager and the
(04/01/57)              since 2003     Manager's parent since 2003;
                                       formerly Senior Vice President,
                                       corporate development, Vice
                                       President, Assistant Vice
                                       President and Associate of the
                                       Manager's parent since 1987;
                                       Senior Vice President, Vice
                                       President or Assistant Vice
                                       President of the Aquila
                                       Money-Market Funds, 1988-2003.

Marie E. Aro            Senior Vice    Senior Vice President, Aquila          N/A                    N/A
Denver, CO              President      Rocky Mountain Equity Fund, and
(02/10/55)              since 2004     Vice President, Tax-Free Trust
                                       of Arizona, since 2004; Senior
                                       Vice President, Aquila Three
                                       Peaks High Income Fund, since
                                       2006; Vice President, INVESCO
                                       Funds Group, 1998-2003; Vice
                                       President, Aquila Distributors,
                                       Inc., 1993-1997.

Jerry G. McGrew         Senior Vice    President of the Distributor           N/A                    N/A
New York, NY            President      since 1998, Registered Principal
(06/18/44)              since 1996     since 1993, Senior Vice
                                       President, 1997-1998 and Vice
                                       President, 1993-1997; Senior
                                       Vice President, Aquila Three
                                       Peaks High Income Fund, Aquila
                                       Rocky Mountain Equity Fund and
                                       five Aquila Municipal Bond
                                       Funds; Vice President, Churchill
                                       Cash Reserves Trust, 1995-2001.

James M. McCullough     Senior Vice    Senior Vice President or Vice          N/A                    N/A
Portland, OR            President      President of Aquila Rocky
(06/11/45)              since 1999     Mountain Equity Fund and two
                                       Aquila Bond Funds; Senior Vice
                                       President of the Distributor
                                       since 2000; Director of Fixed
                                       Income Institutional Sales, CIBC
                                       Oppenheimer & Co. Inc., Seattle,
                                       WA, 1995-1999.

Barbara S. Walchli      Senior Vice    Senior Vice President and              N/A                    N/A
Phoenix, AZ             President      Portfolio Manager of Aquila
(09/24/52)              since 1999     Rocky Mountain Equity Fund since
                                       1999; Fund Co-manager, One Group
                                       Large Company Growth Fund and
                                       One Group Income Equity Fund,
                                       Banc One Investment Advisors,
                                       1996-1997; Director of Research,
                                       Senior Vice President, First
                                       Interstate Capital Management,
                                       1995-1996; Investment Committee,
                                       Arizona Community Foundation
                                       since 1986; member, Institute of
                                       Chartered Financial Analysts,
                                       Association for Investment
                                       Management and Research and the
                                       Phoenix Society of Financial
                                       Analysts; formerly Senior
                                       Analyst, Banc One Investment
                                       Advisors and Director of
                                       Research, Valley National Bank.

Kimball L. Young        Senior Vice    Co-portfolio manager, Tax-Free         N/A                    N/A
Salt Lake City, UT      President      Fund For Utah since 2001;
(08/07/46)              since 1999     Co-founder, Lewis Young
                                       Robertson & Burningham, Inc., a
                                       NASD licensed broker/dealer
                                       providing public finance
                                       services to Utah local
                                       governments, 1995-2001; Senior
                                       Vice President of two Aquila
                                       Bond Funds and Aquila Rocky
                                       Mountain Equity Fund; formerly
                                       Senior Vice President-Public
                                       Finance, Kemper Securities Inc.,
                                       Salt Lake City, Utah.

R. Lynn Yturri          Senior Vice    Senior Vice President                  N/A                    N/A
Scottsdale, AZ          President      Investments, Aquila Investment
(08/29/42)              since 2006     Management LLC since 2005,
                                       Senior Vice President, Aquila
                                       Rocky Mountain Equity Fund since
                                       2006; Senior Vice President and
                                       equity fund manager, JP Morgan
                                       Chase, formerly One Group, Bank
                                       One's mutual fund family,
                                       1992-2004.

Stephen J. Caridi       Vice           Vice President of the                  N/A                    N/A
New York, NY            President      Distributor since 1995; Vice
(05/06/61)              since 2006     President, Hawaiian Tax-Free
                                       Trust since 1998; Senior Vice
                                       President, Narragansett Insured
                                       Tax-Free Income Fund since 1998,
                                       Vice President 1996-1997; Senior
                                       Vice President, Tax-Free Fund of
                                       Colorado since 2004; Vice
                                       President, Aquila Rocky Mountain
                                       Equity Fund since 2006.

Sherri Foster           Vice           Senior Vice President, Hawaiian        N/A                    N/A
Lahaina, HI (07/27/50)  President      Tax-Free Trust since 1993 and
                        since 2006     formerly Vice President or
                                       Assistant Vice President;
                                       Vice President or Assistant Vice
                                       President of the three Aquila
                                       Money-Market Funds; Vice
                                       President, Aquila Rocky Mountain
                                       Equity Fund since 2006;
                                       Registered Representative of the
                                       Distributor since 1985.

Jason T. McGrew         Vice           Vice President, Churchill              N/A                    N/A
Elizabethtown, KY       President      Tax-Free Fund of Kentucky since
(08/14/71)              since 2006     2001, Assistant Vice President,
                                       2000-2001; Vice President,
                                       Aquila Rocky Mountain Equity
                                       Fund since 2006; Investment
                                       Broker with Raymond James
                                       Financial Services 1999-2000 and
                                       with J.C. Bradford and Company
                                       1997-1999; Associate Broker at
                                       Prudential Securities 1996-1997.

Christine L. Neimeth    Vice           Vice President of Aquila Rocky         N/A                    N/A
Portland, OR            President      Mountain Equity Fund and
(02/10/64)              since 1999     Tax-Free Trust of Oregon;
                                       Management Information Systems
                                       consultant, Hillcrest Ski and
                                       Sport, 1997; Institutional
                                       Municipal Bond Salesperson,
                                       Pacific Crest Securities, 1996;
                                       active in college alumni and
                                       volunteer organizations.

Emily T. Rae            Vice           Vice President of Aquila Rocky         N/A                    N/A
Aurora, CO              President      Mountain Equity Fund and
(03/02/74)              since 2002     Tax-Free Fund of Colorado since
                                       2002; investment analyst,
                                       Colorado State Bank and Trust,
                                       2001-02; financial analyst, J.P.
                                       Morgan, 2000-01, senior
                                       registered associate,
                                       Kirkpatrick Pettis, 1998-2000;
                                       registered associate, FBS
                                       Investments (now U.S. Bancorp
                                       Piper Jaffray), 1997-98.

Alan R. Stockman        Vice           Senior Vice President, Tax-Free        N/A                    N/A
Scottsdale, AZ          President      Trust of Arizona since 2001,
(07/31/54)              since 1999     Vice President, 1999-2001; Vice
                                       President, Aquila Rocky Mountain
                                       Equity Fund since 1999; Bank
                                       One, Commercial Client Services
                                       representative, 1997-1999;
                                       Trader and Financial Consultant,
                                       National Bank of Arizona (Zions
                                       Investment Securities Inc.),
                                       Phoenix, Arizona 1996-1997.

M. Kayleen Willis       Vice           Vice President, Tax-Free Fund          N/A                    N/A
Salt Lake City, UT      President      For Utah since September 2003,
(06/11/63)              since 2004     Assistant Vice President,
                                       2002-2003; Vice President,
                                       Aquila Rocky Mountain Equity
                                       Fund, since 2004; various
                                       securities positions: Paine
                                       Webber, Inc., Salt Lake City,
                                       1999-2002, Dean Witter Reynolds,
                                       Inc., Salt Lake City, 1996-1998.

Robert W. Anderson      Chief          Chief Compliance Officer of the        N/A                    N/A
New York, NY            Compliance     Fund and each of the other funds
(08/23/40)              Officer        in the Aquila Group of Fundssm,
                        since 2004     the Manager and the Distributor
                        and            since 2004, Compliance Officer
                        Assistant      of the Manager or its
                        Secretary      predecessor and current parent
                        since 2000     1998-2004; Assistant Secretary
                                       of the Aquila Group of Fundssm
                                       since 2000.

Joseph P. DiMaggio      Chief          Chief Financial Officer of the         N/A                    N/A
New York, NY            Financial      Aquila Group of Fundssm since
(11/06/56)              Officer        2003 and Treasurer since 2000.
                        since 2003
                        and
                        Treasurer
                        since 2000

Edward M. W. Hines      Secretary      Partner, Hollyer Brady Barrett &       N/A                    N/A
New York, NY            since 1993     Hines LLP, legal counsel to the
(12/16/39)                             Fund, since 1989; Secretary of
                                       the Aquila Group of Fundssm.

John M. Herndon         Assistant      Assistant Secretary of the             N/A                    N/A
New York, NY            Secretary      Aquila Group of Fundssm since
(12/17/39)              since 1995     1995 and Vice President of the
                                       three Aquila Money-Market Funds
                                       since 1990; Vice President of
                                       the Manager or its predecessor
                                       and current parent since 1990.

Lori A. Vindigni        Assistant      Assistant Treasurer of the             N/A                    N/A
New York, NY            Treasurer      Aquila Group of Fundssm since
(11/02/66)              since 2000     2000; Assistant Vice President
                                       of the Manager or its
                                       predecessor and current parent
                                       since 1998; Fund Accountant for
                                       the Aquila Group of Fundssm,
                                       1995-1998.

(1) The mailing address of each Trustee and officer is c/o Aquila Rocky Mountain Equity Fund, 380 Madison Avenue, New York, NY 10017.

(2) Because the Fund does not hold annual meetings, each Trustee holds office for an indeterminate term. The term of office of each officer is one year.

(3) Ms. Herrmann is an interested person of the Fund as an officer of the Fund, as a director, officer and shareholder of the Manager's corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor.

(4) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Municipal Bond Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; Aquila Three Peaks High Income Fund is a high income corporate bond fund; considered together, these 12 funds are called the "Aquila Group of Fundssm."

(5) The Chairman Emeritus may attend Board meetings but has no voting power.


                               Securities Holdings of the Trustees
                                        (as of 12/31/06)


                                         Dollar Range of
                               Ownership in Aquila Rocky Mountain        Aggregate Dollar Range of Ownership in
         Name of Trustee                  Equity Fund(1)                 the Aquila Group of Fundssm (1)

Interested Trustees

Diana P. Herrmann                               C                                         E

Non-interested Trustees

Tucker Hart Adams                               B                                         C

Gary C. Cornia                                  E                                         E

Grady Gammage, Jr.                              D                                         E

Glenn P. O'Flaherty                             C                                         C

(1)      A. None
         B. $1-$10,000
         C. $10,001-$50,000
         D. $50,001-$100,000
         E. over $100,000

         None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Manager or the Distributor.

Trustee Compensation


         The Fund does not currently pay fees to any of the Fund's officers or to Trustees affiliated with the Manager. For its fiscal year ended December 31, 2006, the Fund paid a total of $68,271 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Fund to its Trustees.



         The Fund is one of the twelve funds in the Aquila Group of Fundssm, which consists of three money-market funds, seven tax-free municipal bond funds, a high-income corporate bond fund and an equity fund. The following table lists the compensation of all non-interested Trustees who received compensation from the Trust and the compensation they received during the Trust's fiscal year from other funds in the Aquila Group of Fundssm. None of such Trustees has any pension or retirement benefits from the Trust or any of the other funds in the Aquila Group of Fundssm.



                                                     Compensation from all        Number of Boards
                         Compensation from the        Funds in the Aquila       on which the Trustee
          Name                   Fund                 Group of Fundssm                Serves

Tucker H. Adams                  $26,000                   $46,000                        2

Gary C. Cornia                   $16,500                    $74,500                       4

Grady Gammage, Jr.               $19,000                    $37,500                       2

Glenn P. O'Flaherty                $0                       $10,250                       2


         Class A Shares may be purchased without a sales charge by the Fund's Trustees and officers. (See "Reduced Sales Charges for Certain Purchases of Class A Shares," below.)

                             Ownership of Securities

         On April 2, 2007, the following persons held 5% or more of any class of the Fund's outstanding shares. On the basis of information received from the institutional holders, the Fund's management believes that all of the shares indicated are held by them for the benefit of clients.


Name and address
of the holder of record                   Number of shares                  Percent of class


Institutional 5% shareholders

Merrill Lynch Pierce Fenner
& Smith Inc.                               110,868 Class A Shares                   15.60%
FBO its Customers                           61,371 Class C Shares                   52.20%
4800 Deer Lake Drive East                    9,111 Class Y Shares                   19.00%
Jacksonville, FL

Reliance Trust Co. Cust.
FBO Aquila Management 401 PSP               36,763 Class A Shares                    5.17%
P.O. Box 48529
Atlanta, GA


Charles Schwab & Co. Inc.                      838 Class I Shares                   95.57%
Special Custody Account
FBO Customers
101 Montgomery Street
San Francisco, CA

Additional 5% shareholders

NFS LLC FBO                                  1,957 Class Y Shares                    4.08%
Grace Y. Lau
Grace Y. Lau, Trustee
1643 E. Bethany Home Road
Phoenix, AZ



         The Fund's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

Management Ownership

     The officers and Trustees of the Fund as a group owned approximately 2.4% of the Fund's outstanding shares as of March 31, 2007.

                     Investment Advisory and Other Services

Information about the Manager and the Distributor

Management Fees


         During the fiscal years ended December 31, 2006, 2005 and 2004 the Fund accrued fees to the Manager as follows:



Year               Fee                  Waivers and Reimbursements

2006               $346,862             All waived. In addition, the Manager agreed to reimburse the
                                        Fund for expenses in the amount of $302,388, all of which
                                        was paid in 2006.

2005               $265,755             All waived. In addition, the Manager agreed to reimburse the
                                        Fund for expenses in the amount of $52,235, all of which
                                        was paid in 2005.

2004               $228,929             All waived. In addition, the Manager agreed to reimburse the
                                        Fund for expenses in the amount of $202,357, all of which
                                        was paid in 2004.


         The management fee is treated as a Fund expense and, as such, is allocated to each class of shares based on the relative net assets of that class.


         Aquila Distributors, Inc. 380 Madison Avenue, Suite 2300, New York, NY 10017 is the Fund's Distributor. The Distributor currently handles the distribution of the shares of twelve funds (three money-market funds, seven tax-free municipal bond funds, a high-income corporate bond fund and an equity fund), including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.


         The shares of the Distributor are owned 24% by Diana P. Herrmann, 72% by Mr. Herrmann and other members of his immediate family, and the balance by employees of Aquila Investment Management LLC.

The Sub-Advisory and Administration Agreement

         Under the Sub-Advisory and Administration Agreement (the "Agreement") the wholly-owned subsidiary of the founder of the Fund, Aquila Investment Management LLC, serves the Fund as its Manager -- i.e., its investment adviser and administrator.

         Under the Agreement, at its own expense, the Manager provides office space, personnel, facilities and equipment for the performance of its functions thereunder and as is necessary in connection with the maintenance of the headquarters of the Fund and pays all compensation of the Fund's Trustees, officers and employees who are affiliated persons of the Manager.

         Subject to the control of the Fund's Board of Trustees, the Manager provides all administrative services to the Fund; as part of such duties, the Manager (i) provides office space, personnel, facilities and equipment for the performance of its investment advisory duties and the following functions and for the maintenance of the Fund's headquarters; (ii) oversees all relationships between the Fund and its transfer agent, custodian, legal counsel, auditors and principal underwriter, including the negotiation, subject to the approval of the Fund's Board of Trustees, of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for effective operation and for the sale, servicing, or redemption of the Fund's shares; (iii) (except with respect to the pricing of the Fund's portfolio, which is specifically discussed below) either keeps the accounting records of the Fund, including the computation of net asset value per share and the dividends or, at its expense and responsibility, delegates such duties in whole or in part to a company satisfactory to the Fund; (iv) maintains the Fund's books and records and prepares (or assists counsel and auditors in the preparation of) all required proxy statements, reports to shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversees the Fund's insurance relationships; (v) prepares, on the Fund's behalf and at its expense, such applications and reports as may be necessary to register or maintain the Fund's registration or that of its shares under the securities or "Blue-Sky" laws of all such jurisdictions as may be required from time to time; and (vi) responds to any inquiries or other communications from shareholders and broker-dealers, or if any such inquiry or communication is more properly to be responded to by the Fund's shareholder servicing and transfer agent or distributor, oversees such shareholder servicing and transfer agent's or distributor's response thereto. Since the Fund pays its own legal and audit expenses, to the extent that the Fund's counsel and accountants prepare or assist in the preparation of prospectuses, proxy statements and reports to shareholders, the costs of such preparation or assistance are paid by the Fund.

         The Agreement contains provisions governing the former arrangement in which the principal investment advisory function was performed by a third party under a separate Investment Advisory Agreement; because the Manager rather than a third party now performs the investment advisory function, those provisions are currently inapplicable. Other provisions in the Agreement govern the assumption by the Manager of the investment management function in the event of termination of the separate Investment Advisory Agreement, which provisions, including a requirement of full review and approval by the Trustees (including the non-interested Trustees of the Fund), were satisfied upon termination of the KPM Advisory Agreement in July 1999, and setting forth the terms and conditions, described below, of the Manager's ongoing performance as investment adviser.

         The Fund agrees, in the event that the Manager assumes the duties of managerial investment adviser to the Fund, to pay the Manager, and the Manager agrees to accept as full compensation for all services rendered under the Agreement, a fee payable monthly and computed on the net asset value of the Fund at the end of each business day at the annual rate of 1.50% of such net asset value on net assets of the Fund up to $15,000,000, 1.20% on net assets of the Fund above $15,000,000 to $50,000,000 and 0.90 of 1% of the Fund's net assets above $50,000,000.

         The Agreement may be terminated at any time without penalty by the Manager upon sixty days' written notice to the Fund; it may be terminated by the Fund at any time without penalty upon giving the Manager sixty days' written notice, provided that such termination by the Fund shall be directed or approved by a vote of a majority of the Trustees in office at the time, including a majority of the Trustees who are not interested persons of the Fund. The Agreement will otherwise continue indefinitely. In either case the notice provision may be waived.

         The Agreement provides that the Manager shall not be liable for any error in judgment or for any loss suffered by the Fund in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence of the Manager in the performance of its duties, or from reckless disregard by it of its obligations and duties under the Agreement. The Fund agrees to indemnify the Manager to the full extent permitted by the Declaration of Trust.

Additional Information About the Portfolio Manager

         Barbara Walchli CFA manages only the Fund. She spends 100% of her time working on research, trading or portfolio management for the Fund, so there are no conflicts of interest in investment strategy or in allocation of investment opportunities for the Fund.

         During 2005, the portfolio manager was compensated solely by the Manager, from whom she received a fixed salary and a partial match on her 401(k). Salary and any advancements are based on merit, including consideration of the Fund's five year returns (both pre- and after-tax) versus its benchmarks.

         At the end of the Fund's fiscal year, the portfolio manager beneficially owned Class A Shares in the Fund in the dollar range of $100,000 to $500,000. In addition, the portfolio manager had 100% of her 401(k) invested in the Fund.

Underwriting Commissions

         During the fiscal years listed, the aggregate dollar amount of sales charges on sales of Class A shares of the Fund and the amount retained by the Distributor, respectively, were as follows:

                    Sales Charges              Retained by Distributor

2006                $123, 394                  $12,111


2005                $178,771                   $18,836

2004                $ 76,636                   $ 7,912


         In connection with sales of Class A Shares, the Distributor pays a portion of the sales charge on such shares to dealers in the form of discounts and to brokers in the form of agency commissions (together, "Commissions"), in amounts that vary with the size of the sales charge as follows:

                                                               Commissions
Amount of Purchase and Value        Sales Charge as            as
of All Class A Shares Held          Percentage of Public       Percentage of
by a Single Purchaser               Offering Price             Offering Price

Less than $10,000                   4.25%                      3.75%

$10,000 but less
than $25,000                        4.00%                      3.50%

$25,000 but less
than $50,000                        3.75%                      3.50%

$50,000 but less
than $100,000                       3.50%                      3.25%

$100,000 but less
than $250,000                       3.25%                      3.00%

$250,000 but less
than $500,000                       3.00%                      2.75%

$500,000 but less
than $1,000,000                     2.50%                      2.25%

Distribution Plan

         The Fund's Distribution Plan has four parts, relating respectively to distribution payments with respect to Class A Shares (Part I), to distribution payments relating to Class C Shares (Part II), to distribution payments relating to Class I Shares (Part III) and to certain defensive provisions (Part IV).

         For purposes of Parts I, II and III, the Distributor will consider shares which are not Qualified Holdings of broker/dealers unaffiliated with the Manager or Distributor to be Qualified Holdings of the Distributor and will authorize Permitted Payments to the Distributor with respect to such shares whenever Permitted Payments are being made under the Plan.

Provisions Relating to Class A Shares (Part I)

         Part I of the Plan applies only to the Front-Payment Class Shares ("Class A Shares") of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

         As used in Part I of the Plan, "Qualified Recipients" shall mean broker/dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part I ("Class A Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Front-Payment Class Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Front-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

         Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Class A Permitted Payments") to Qualified Recipients, which Class A Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Front-Payment Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Front-Payment Class Shares.

         The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class A Permitted Payments, if any, to each Qualified Recipient provided that the total Class A Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Front-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

         While Part I is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Class A Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Manager or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

         Part I originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part I of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the dollar value of the outstanding voting securities of the Front-Payment Class Shares class (or of any predecessor class or category of shares, whether or not designated as a class) and a vote of holders of at least a "majority" (as so defined) of the dollar value of the outstanding voting securities of the Level-Payment Class Shares and/or of any other class whose shares are convertible into Front-Payment Class Shares. Part I has continued, and will, unless terminated as hereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Fund's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part I may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part I applies. Part I may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part I as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

         In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class A Plan Agreement shall be the agreement contemplated by
Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class A Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund's Distribution Plan in effect prior to April 1, 1996 or (ii) Class A Plan Agreements entered into thereafter.

Provisions Relating to Class C Shares (Part II)

         Part II of the Plan applies only to the Level-Payment Shares Class ("Class C Shares") of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

         As used in Part II of the Plan, "Qualified Recipients" shall mean broker/dealers or others selected by the Distributor, including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part II ("Class C Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Level-Payment Class Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

         Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Class C Permitted Payments") to Qualified Recipients, which Class C Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.75 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class C Permitted Payments, if any, to each Qualified Recipient provided that the total Class C Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

         While Part II is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Class C Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Manager or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

         Part II originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part II of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the dollar value of the outstanding voting securities of the Level-Payment Class Shares.
Part II has continued, and will, unless terminated as therein provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Fund's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part II may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part II applies. Part II may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part II as set forth in
(ii) above, and all amendments must be approved in the manner set forth in (i) above.

         In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class C Plan Agreement shall be the agreement contemplated by
Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class C Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund's Distribution Plan in effect prior to April 1, 1996 or (ii) Class C Plan Agreements entered into thereafter.

Provisions Relating to Class I Shares (Part III)

         Part III of the Plan applies only to the Financial Intermediary Class Shares ("Class I Shares") of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

         As used in Part III of the Plan, "Qualified Recipients" shall mean broker/dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part III ("Class I Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Class I Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Class I Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

         Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Class I Permitted Payments") to Qualified Recipients, which Class I Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), a rate fixed from time to time by the Board of Trustees, initially up to 0.15 of 1% of the average annual net assets of the Fund represented by the Class I Shares, but not more than 0.25 of 1% of such assets. Such payments shall be made only out of the Fund's assets allocable to Class I Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class I Permitted Payments, if any, to each Qualified Recipient provided that the total Class I Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Class I Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

         While Part III is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Class I Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Manager or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

         Part III originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part III of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the dollar value of the outstanding voting securities of the Class I Shares Class. Part III has continued, and will, unless terminated as thereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Fund's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part III may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part III applies. Part III may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part III as set forth in
(ii) above, and all amendments must be approved in the manner set forth in (i) above.

         In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class I Plan Agreement shall be the agreement contemplated by
Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class I Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund's Distribution Plan in effect prior to April 1, 1996 or (ii) Class I Plan Agreements entered into thereafter.

Defensive Provisions (Part IV)

         Another part of the Plan (Part IV) states that if and to the extent that any of the payments listed below are considered to be "primarily intended to result in the sale of" shares issued by the Fund within the meaning of Rule 12b-1, such payments are authorized under the Plan: (i) the costs of the preparation of all reports and notices to shareholders and the costs of printing and mailing such reports and notices to existing shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Fund or other funds or other investments;
(ii) the costs of the preparation and setting in type of all prospectuses and statements of additional information and the costs of printing and mailing all prospectuses and statements of additional information to existing shareholders;
(iii) the costs of preparation, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Fund's shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, statements of additional information, proxies and proxy statements; (v) all fees and expenses relating to the registration or qualification of the Fund and/or its shares under the securities or "Blue-Sky" laws of any jurisdiction; (vi) all fees under the Securities Act of 1933 and the 1940 Act, including fees in connection with any application for exemption relating to or directed toward the sale of the Fund's shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of the preparation and mailing of confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of investors or prospective investors.

         The Plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund shall be committed to the discretion of such disinterested Trustees but that nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

         The Plan defines as the Fund's Independent Trustees those Trustees who are not "interested persons" of the Fund as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. The Plan, unless terminated as therein provided, continues in effect from year to year only so long as such continuance is specifically approved at least annually by the Fund's Board of Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. In voting on the implementation or continuance of the Plan, those Trustees who vote to approve such implementation or continuance must conclude that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval and all amendments must be approved in the manner set forth above as to continuance of the Plan.

         The Plan and each Part of it shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended. Specifically, but without limitation, the provisions of Part IV shall be deemed to be severable, within the meaning of and to the extent required by Rule 18f-3, with respect to each outstanding class of shares of the Fund.

Payments Under the Plan


         During the fiscal year ended December 31, 2006, payments were made only under Part I and Part II of the Plan. All payments were to Qualified Recipients, most of whom are broker-dealers, and were for compensation. Only de minimis payments were made under Part III of the Plan.


Payments to Qualified Recipients


         During the fiscal year ended December 31, 2006, payments to Qualified Recipients under each part of the Plan and the amounts of such payments to the Distributor and others were as follows:



             To Qualified Recipients    To Distributor        To Other Qualified Recipients

Part I       $51,327                    $  5,066              $46,261

Part II      $23,014                    $  5,964              $17,050

Part III     $    53                    $      0              $    53

         All payments to other Qualified Recipients, most of whom are broker/dealers, were for compensation. Payments with respect to Class C Shares during the first year after purchase are paid to the Distributor and thereafter to other Qualified Recipients.

         Amounts paid under the Plan as compensation to Qualified Recipients, including the Distributor, are not based on the recipient's expenses in providing distribution, retention and/or shareholder servicing assistance to the Fund and, accordingly, are not regarded as reimbursement of such expenses.

Shareholder Services Plan

         The Fund has adopted a Shareholder Services Plan (the "Services Plan") to provide for the payment with respect to Class C Shares and Class I Shares of the Fund of "Service Fees" within the meaning of the Conduct Rules of the National Association of Securities Dealers, Inc. The Services Plan applies only to the Class C Shares and Class I Shares of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

Provisions for Level-Payment Class Shares (Class C Shares) (Part I)

         As used in Part I of the Services Plan, "Qualified Recipients" shall mean broker/dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to the Distributor and any other principal underwriter of the Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Level-Payment Class Shares and/or maintenance of Level-Payment Class Shares shareholder accounts. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient's customers, clients or other contacts. "Manager" shall mean Aquila Investment Management LLC or any successor serving as sub-adviser or administrator of the Fund.


         Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Service Fees") to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. Service Fees with respect to Class C Shares will be paid to the Distributor. During the fiscal year ended December 31, 2006, $7,672 was paid to the Distributor under Part I of the Plan.


Provisions for Financial Intermediary Class Shares (Class I Shares) (Part II)

         As used in Part II of the Services Plan, "Qualified Recipients" shall mean broker/dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to the Distributor and any other principal underwriter of the Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Financial Intermediary Class Shares, maintenance of Financial Intermediary Class Shares shareholder accounts and/or pursuant to specific agreements entering confirmed purchase orders on behalf of customers or clients. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Financial Intermediary Class Shares beneficially owned by such Qualified Recipient's customers, clients or other contacts. "Manager" shall mean Aquila Investment Management LLC or any successor serving as sub-adviser or administrator of the Fund.


         Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Service Fees") to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Financial Intermediary Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Financial Intermediary Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Financial Intermediary Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. During the fiscal year ended December 31, 2006, payments made to Qualified Recipients under Part II of the Plan with respect to the Fund's Class I Shares amounted to $40.


General Provisions

         While the Services Plan is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Service Fees paid under the Services Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Distributor paid or accrued during such quarter. In addition, if any Qualified Recipient is an "affiliated person," as that term is defined in the 1940 Act, of the Fund, Manager or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

         The Services Plan has been approved by a vote of the Trustees, including those Trustees who, at the time of such vote, were not "interested persons" (as defined in the 1940 Act) of the Fund and had no direct or indirect financial interest in the operation of the Services Plan or in any agreements related to the Services Plan (the "Independent Trustees"), with votes cast in person at a meeting called for the purpose of voting on the Services Plan. It will continue in effect for a period of more than one year from its original effective date only so long as such continuance is specifically approved at least annually as set forth in the preceding sentence. It may be amended in like manner and may be terminated at any time by vote of the Independent Trustees.

         The Services Plan shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.

         While the Services Plan is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act, shall be committed to the discretion of such disinterested Trustees. Nothing therein shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

Codes of Ethics

         The Fund, the Manager and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes permit personnel of these organizations who are subject to the codes to purchase securities, including the types of securities in which the Fund invests, but only in compliance with the provisions of the codes.

Transfer Agent, Custodian and Independent Registered Public Accounting Firm

     The Fund's Shareholder Servicing Agent (transfer agent) is PFPC Inc., 101 Sabin Street, Pawtucket, Rhode Island 02860-1427.

     The Fund's Custodian, JPMorgan Chase Bank, N.A., 1111 Polaris Parkway, Columbus, Ohio 43240, is responsible for holding the Fund's assets.



         The Fund's independent registered public accounting firm, Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, performs the annual audit of the Fund's financial statements.


                    Brokerage Allocation and Other Practices


         During the fiscal years ended December 31, 2006, 2005 and 2004 all transactions in portfolio securities were transacted on a best execution basis. The amounts of brokerage commissions paid during each of the fiscal years ended December 31, 2006, 2005 and 2004 were approximately $18,000, $18,000 and $8,000, respectively. The reasons for the differences are primarily due to variations in the Fund's assets over the three-year period.


         The following provisions regarding brokerage allocation and other practices relating to purchases and sales of the Fund's securities are contained in the Sub-Advisory and Administration Agreement. In general, the primary consideration in effecting transactions for the Fund is obtaining the most favorable prices and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. The Manager has complete freedom as to the markets in which and the broker-dealers through whom (acting on an agency basis or as principal) it operates to seek this result. The Manager may consider a number of factors in determining which broker-dealers to use. These factors include, but are not limited to, research services, the reasonableness of commissions and quality of services and execution. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Manager is authorized, in making such allocation, to consider whether a dealer has provided research services, as further discussed below. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic, or institutional activities. The Fund recognizes that no dollar value can be placed on such research services or on execution services and that such research services may or may not be useful to the Fund and may be used for the benefit of the Manager or its other clients.

                                  Capital Stock

         The Fund has four classes of shares.

         * Front-Payment Class Shares ("Class A Shares") are offered to anyone at net asset value plus a sales charge, paid at the time of purchase, at the maximum rate of 4.25% of the public offering price, with lower rates for larger purchases including previous purchases of Class A Shares of the Fund or of Class A Shares of any of the other funds in the Aquila Group of Fundssm. There is no sales charge on purchases of $1 million or more, but redemptions of shares so purchased are generally subject to a contingent deferred sales charge ("CDSC"). Class A Shares are subject to a fee under the Fund's Distribution Plan at the rate of 0.25 of 1% of the average annual net assets represented by the Class A Shares.

         * Level-Payment Class Shares ("Class C Shares") are offered to anyone at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years after the date of purchase at the aggregate annual rate of 1% of the average annual net assets of the Class C Shares. Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. If you redeem Class C Shares before you have held them for 12 months from the date of purchase you will pay a CDSC; this charge is 1%, calculated on the net asset value of the Class C Shares at the time of purchase or at redemption, whichever is less. There is no CDSC after Class C Shares have been held beyond the applicable period. For purposes of applying the CDSC and determining the time of conversion, the 12-month and six-year holding periods are considered modified by up to one month depending upon when during a month your purchase of such shares is made. Class C Shares are subject to a fee under the Fund's Distribution Plan at the rate of 0.75 of 1% of the average annual net assets represented by the Class C Shares and a service fee of 0.25 of 1% of such assets.


         * Institutional Class Shares ("Class Y Shares") are offered only to institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are offered at net asset value with no sales charge, no contingent deferred sales charge and no distribution fee. There is a 2% redemption fee on redemptions within 90 days of purchase.



         * Financial Intermediary Class Shares ("Class I Shares") are offered and sold only through financial intermediaries with which Aquila Distributors, Inc. has entered into sales agreements, and are not offered directly to retail customers. Class I Shares are offered at net asset value with no sales charge or contingent deferred sales charge, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares may carry a distribution fee of up to 0.25 of 1% of average annual net assets allocable to Class I Shares, currently up to 0.15 of 1% of such net assets, and a service fee of up to 0.25 of 1% of such assets. There is a 2% redemption fee on redemptions within 90 days of purchase.


         The Fund's four classes of shares differ in their sales charge structures and ongoing expenses, which are likely to be reflected in differing yields and other measures of investment performance. All four classes represent interests in the same portfolio of securities and have the same rights, except that each class bears the separate expenses, if any, of its participation in the Distribution Plan and Shareholder Services Plan and has exclusive voting rights with respect to such participation.

         At any meeting of shareholders, shareholders are entitled to one vote for each dollar of net asset value (determined as of the record date for the meeting) per share held (and proportionate fractional votes for fractional dollar amounts). Shareholders will vote on the election of Trustees and on other matters submitted to the vote of shareholders. Shares vote by classes on any matter specifically affecting one or more classes, such as an amendment of an applicable part of the Distribution Plan. No amendment, whether or not affecting the rights of the shareholders, may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the dollar value of the outstanding shares of the Fund, except that the Fund's Board of Trustees may change the name of the Fund.

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. Each share represents an equal proportionate interest in the Fund with each other share of its class; shares of the respective classes represent proportionate interests in the Fund in accordance with their respective net asset values. Upon liquidation of the Fund, shareholders are entitled to share pro-rata in the net assets of the Fund available for distribution to shareholders, in accordance with the respective net asset values of the shares of each of the Fund's classes at that time. All shares are presently divided into four classes; however, if they deem it advisable and in the best interests of shareholders, the Board of Trustees of the Fund may create additional classes of shares, which may differ from each other as provided in rules and regulations of the Securities and Exchange Commission or by exemptive order. The Board of Trustees may, at its own discretion, create additional series of shares, each of which may have separate assets and liabilities (in which case any such series will have a designation including the word "Series"). Shares are fully paid and non-assessable, except as set forth in the next paragraph; the holders of shares have no pre-emptive or conversion rights, except that Class C Shares automatically convert to Class A Shares after being held for six years.

         The Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a trust such as the Fund, may, under certain circumstances, be held personally liable as partners for the obligations of the trust. For shareholder protection, however, an express disclaimer of shareholder liability for acts or obligations of the Fund is contained in the Declaration of Trust, which requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of the Fund's property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund itself would be unable to meet its obligations. In the event the Fund had two or more Series, and if any such Series were to be unable to meet the obligations attributable to it (which, as with the Fund, is relatively remote), the other Series would be subject to such obligations, with a corresponding increase in the risk of the shareholder liability mentioned in the prior sentence.

                   Purchase, Redemption, and Pricing of Shares

         The following supplements the information about purchase, redemption and pricing of shares set forth in the Prospectus.

Sales Charges for Purchases of $1 Million or More of Class A Shares

         You will not pay a sales charge at the time of purchase when you purchase "CDSC Class A Shares." CDSC Class A Shares include:

          (i) Class A Shares issued in a single purchase of $1 million or more by a single purchaser; and

          (ii) Class A Shares issued when the value of the purchase, together with the value (based on purchase cost or current net asset value, whichever is higher) of shares of the Fund or any other fund in the Aquila Group of Fundssm that are owned by the purchaser and are either CDSC Class A Shares or Class A Shares on which a sales charge was paid, is $1 million or more.

         CDSC Class A Shares do not include Class A Shares purchased without a sales charge as described under "General" below.

Short-Term Trading; Redemption Fee

         The Fund and the Distributor may reject any order for the purchase of shares. For example, because excessive movement of assets into and out of the Fund by market timers or other investors may disrupt the management of the Fund and increase its expenses, the Fund may reject purchase orders, on a temporary or permanent basis, from investors exhibiting a pattern of frequent or short-term trading in Fund shares. In addition, the Fund imposes a redemption fee of 2.00% of the shares' redemption value on any redemption (including redemption by exchange) of Class A Shares on which a sales charge is not imposed, of Class I Shares or of Class Y Shares, if the redemption occurs within 90 days of purchase. The fee will be paid to the Fund and is designed to offset the costs to the Fund caused by short-term trading in Fund shares. The fee will not apply to shares sold under an Automatic Withdrawal Plan, or sold due to the shareholder's death or disability.

Broker/Dealer Compensation - Class A Shares

         Upon notice to all selected dealers, the Distributor may distribute up to the full amount of the applicable sales charge to broker/dealers. Under the Securities Act of 1933, broker/dealers may be deemed to be underwriters during periods when they receive all, or substantially all, of the sales charge.

Redemption of CDSC Class A Shares

         If you redeem all or part of your CDSC Class A Shares during the four years after you purchase them, you must pay a special CDSC upon redemption.

         As stated in the Prospectus it is the Fund's intention not to charge you a CDSC that is greater than the amount of the commission that was paid to the broker/dealer in connection with your purchase transaction. If the broker/dealer was paid less than the maximum commission, your actual CDSC will be reduced as described by the following table:


        Value of Holdings At the                CDSC You will Pay on             Commission Paid to
            Time of Purchase                         Redemption                     Broker/Dealer

  $1 million and up to $2.5 million        1% in years 1 & 2                 1%
                                           0.50 of 1% in years 3 &4
                                           None                              0.25% in 4 payments over 4 years

  Over $2.5 million and up to $5           0.50 of 1% in year 1              0.50%
  million                                  0.25 of 1% in year 2
                                           0.0 in years 3 & 4
                                           None                              0.25% in 2payments over 2 years

  Over $5 million                          None                              0.25%


         This special charge also applies to CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent (see "Reduced Sales Charges for Certain Purchases of Class A Shares" below). This special charge will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares or to CDSC Class A Shares held for longer than four years. When redeeming shares, the Agent will redeem the CDSC Class A Shares held the longest, unless otherwise instructed. If you own both CDSC and non-CDSC Class A Shares, the latter will be redeemed first.


         The Fund will treat all CDSC Class A Share purchases made during a calendar month as if they were made on the first business day of that month at the average cost of all purchases made during that month. Therefore, the four-year holding period will end on the first business day of the 48th calendar month after the date of those purchases. Accordingly, the holding period may, in fact, be almost one month less than the full 48 depending on when your actual purchase was made. If you exchange your CDSC Class A Shares for shares of an Aquila money-market fund (see "Exchange Privilege" below), running of the 48-month holding period for those exchanged shares will be suspended.

Broker/Dealer Compensation - CDSC Class A Shares

The Distributor currently intends to pay any dealer executing a purchase of CDSC Class A Shares as follows:

                                                   Amount Distributed to
                                                   Broker/Dealer as a Percentage
Amount of Purchase                                 of Purchase Price

$1 million but less than $2.5 million                      1%

$2.5 million but less than $5 million              0.50 of 1%

$5 million or more                                 0.25 of 1%

Reduced Sales Charges for Certain Purchases of Class A Shares

Right of Accumulation

         "Single purchasers" may qualify for a reduced sales charge in accordance with the schedule set forth in the Prospectus for Class A Shares and Class C Shares when making subsequent purchases of Class A Shares. A reduced sales charge applies if the cumulative value (based on purchase cost or current net asset value, whichever is higher) of Class A Shares previously purchased with a sales charge, together with Class A Shares of your subsequent purchase, also with a sales charge, amounts to $10,000 or more.

Letters of Intent

         "Single purchasers" may also qualify for reduced sales charges, in accordance with the same schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor. The Letter of Intent confirms that you intend to purchase, with a sales charge, within a thirteen month period, Class A Shares of the Fund through a single selected dealer or the Distributor. Class A Shares of the Fund which you previously purchased, with a sales charge, within 90 days prior to the Distributor's receipt of your Letter of Intent and which you still own may also be included in determining the applicable reduction. For more information, including escrow provisions, see the Letter of Intent provisions of the New Account Application.


General

         Class A Shares may be purchased without a sales charge by:

     * current and former Trustees and officers of any funds in the Aquila Group of Fundssm,


     * the directors, Trustees, officers and certain employees, former employees and representatives of the Manager, the Distributor, the sub-adviser of any fund in the Aquila Group of Fundssm and the parents and/or affiliates of such companies,

     * selected broker dealers, their officers and employees and other investment professionals,

     * certain persons connected with firms providing legal, advertising or public relations assistance,

     * certain family members of, and plans for the benefit of, the foregoing; and

     * plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority, if the Distributor has an agreement relating to such purchases.

          Except for the last category, purchasers must give written assurance that the purchase is for investment and that the Class A Shares will not be resold except through redemption. Since there may be tax consequences of these purchases, your tax advisor should be consulted.

          Class A Shares may also be issued without a sales charge in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

         The Fund permits the sale of its Class A Shares at prices that reflect the reduction or elimination of the sales charge to investors who are members of certain qualified groups.

         A qualified group is a group or association, or a category of purchasers who are represented by a fiduciary, professional or other representative, including a registered broker/dealer that is acting as a registered investment adviser or certified financial planner for investors participating in comprehensive fee programs (but not any other broker/dealer), which

           (i) satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares;

          (ii) gives its endorsement or authorization (if it is a group or association) to an investment program to facilitate solicitation of its membership by a broker or dealer; and

         (iii) complies with the conditions of purchase that make up an agreement between the Fund and the group, representative or broker or dealer.

         At the time of purchase, the Distributor must receive information sufficient to permit verification that the purchase qualifies for a reduced sales charge, either directly or through a broker or dealer.

Additional Compensation for Financial Intermediaries

         The Distributor and/or its related companies may pay compensation out of their own assets to certain broker/dealers and other financial intermediaries ("financial advisors") above and beyond sales commissions, 12b-1 or certain service fees and certain recordkeeping/sub-transfer agency fees paid by the Fund, in connection with the sale, servicing or retention of Fund shares. This compensation, which may be significant in dollar amounts to the Distributor, could create an incentive for a financial advisor to sell Fund shares. You should ask your financial advisor to obtain more information on how this additional compensation may have influenced your advisor's recommendation of the Fund.

     Such additional compensation is paid out of the Distributor's (or related company's) own resources, without additional charge to the Fund or its shareholders. Additional cash payments may be based on a percentage of gross sales, a percentage of assets or number of accounts maintained or serviced by the financial advisor, and/or a fixed dollar amount, and is different for different financial advisors.


         At its discretion, the Distributor determines whether to pay additional compensation and the amount of any such payments based on factors the Distributor deems relevant. Factors considered by the Distributor generally include the financial advisor's reputation, training of the financial advisor's sales force, quality of service, ability to attract and retain assets for the Fund, expertise in distributing a particular class of shares of the Fund, and/or access to target markets. The Distributor may pay additional compensation for services with respect to the Fund and other funds in the Aquila Group of Fundssm without allocation for services provided to particular funds.


         Typically, additional compensation in the form of education and/or marketing support payments is made towards one or more of the following:

     o assistance in training and educating the financial advisor's personnel;

     o    participation in the financial advisor's conferences and meetings;

     o    advertising of the Fund's shares;

     o payment of travel expenses, including lodging, for attendance at sales seminars by qualifying registered representatives;

     o other incentives or financial assistance to financial advisors in connection with promotional, training or educational seminars or conferences;

     o    shareholder appreciation events;

     o exhibit space or sponsorships at regional or national events of financial intermediates;

     o    participation in special financial advisor programs;

     o continued availability of the Fund's shares through the financial advisor's automated trading platform;

     o access to the financial advisor's sales representatives and national sales management personnel by the Distributor or Fund representatives;


     o inclusion of the Fund and/or the Aquila Group of Fundssm on preferred or recommended sales lists; and


     o    other comparable expenses at the discretion of the Distributor.

     The financial advisors to whom the Distributor may pay, or has paid additional compensation in the form of education and/or marketing support payments since January 1, 2004, include A.G. Edwards & Sons Inc., Bank One Securities Corp., Charles Schwab & Co., Inc., DA Davidson & Co., Edward D. Jones & Co., Fidelity Brokerage Services LLC, First Federal Savings Bank, Invest Financial Corporation, J.J.B. Hilliard, W.L. Lyons Inc., Legg Mason Wood Walker, Incorporated, Merrill, Lynch, Pierce Fenner & Smith Inc., Morgan Keegan & Company, Inc., Morgan Stanley & Co. Incorporated (including anticipated fixed dollar payments ranging from $25,000 to $29,000 annually), National Financial Services LLC, Pershing LLC, Piper Jaffray Inc., RBC Dain Rauscher Inc., Raymond James Securities, Stifel, Nicolaus & Company, Inc., Stock Yards Bank & Trust Co., The Glenview Trust Co., The Investment Center Inc., UBS Financial Services, US Bancorp Investments, Inc., US Bank Securities, UVEST Investment Services, Inc., Wachovia Securities, Inc., and Zions Investment Securities Inc.

         The Distributor and/or related companies may compensate financial advisors not listed above. The Distributor and/or related companies may enter into additional compensation arrangements or change arrangements at any time without notice.

         The Distributor and/or its related companies currently compensate financial advisors on a case by case basis. Any of the foregoing payments to be made by the Distributor may be made instead by the Manager out of its own funds, directly or through the Distributor.

Automatic Withdrawal Plan

         You may establish an Automatic Withdrawal Plan if you own or purchase Class A Shares or Class Y Shares of the Fund having a net asset value of at least $5,000. The Automatic Withdrawal Plan is not available for Class C Shares or Class I Shares.

         Under an Automatic Withdrawal Plan you will receive a monthly or quarterly check in a stated amount, not less than $50. If such a plan is established, all dividends and distributions must be reinvested in your shareholder account. Redemption of shares to make payments under the Automatic Withdrawal Plan will give rise to a gain or loss for tax purposes. (See the Automatic Withdrawal Plan provisions of the New Account Application.)

         Purchases of additional Class A Shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, you may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount at least equal to three times the annual withdrawal or $5,000, whichever is less.

Share Certificates

         You may obtain Share certificates for full Class A Shares only if you make a written request to the Agent. All share certificates previously issued by the Fund represent Class A Shares. If you lose the certificates, you may incur delay and expense when redeeming shares or having the certificates reissued.

         Share certificates will not be issued:

     *    for fractional Class A Shares;

     * if you have selected Automatic Investment or Telephone Investment for Class A Shares;

     * if you have selected Expedited Redemption. However, if you specifically request, Class A Share certificates will be issued with a concurrent automatic suspension of Expedited Redemption on your account; or

     *    for Class C Shares, Class Y Shares or Class I Shares.

Reinvestment Privilege

         If you reinvest proceeds of a redemption within 120 days of the redemption you will not have to pay any additional sales charge on the reinvestment. You must reinvest in the same class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

         The Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment. The Class C or CDSC Class A Shares purchased upon reinvestment will be deemed to have been outstanding from the date of your original purchase of the redeemed shares, less the period from redemption to reinvestment.

         Reinvestment will not alter the tax consequences of your original redemption.

Exchange Privilege


         Shareholders of the Fund have an exchange privilege as set forth below. Exchanges can be made among this Fund, the tax-free municipal bond funds, the high-income corporate bond fund (together with this Fund, the "the Bond or Equity Funds") and certain money-market funds (the "Money-Market Funds") in the Aquila Group of Fundssm. All of the funds have the same Manager or Administrator and Distributor as the Fund. All exchanges are subject to certain conditions described below. As of the date of this SAI, the Bond or Equity Funds are Aquila Rocky Mountain Equity Fund, Aquila Three Peaks High Income Fund, Hawaiian Tax-Free Trust, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund of Colorado, Tax-Free Fund For Utah and Narragansett Insured Tax-Free Income Fund; the Aquila Money-Market Funds are Pacific Capital Cash Assets Trust (Original Shares), Pacific Capital Tax-Free Cash Assets Trust (Original Shares) and Pacific Capital U.S. Government Securities Cash Assets Trust (Original Shares).


         Generally, you can exchange shares of a given class of a Bond or Equity Fund including the Fund for shares of the same class of any other Bond or Equity Fund, or for Original Shares of any Money-Market Fund, without the payment of a sales charge or any other fee. The exchange privilege is available to Class I Shares to the extent that other Aquila-sponsored funds are made available to its customers by your financial intermediary. All exchanges of Class I Shares must be made through your financial intermediary.

         Because excessive trading in Fund shares can be harmful to the Fund and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) the Fund or any of the other Aquila Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect the Fund or any other Aquila Fund.

         (1) CDSCs Upon Redemptions of Shares Acquired Through Exchanges. If you exchange shares subject to a CDSC, no CDSC will be imposed at the time of exchange, but the shares you receive in exchange for them will be subject to the applicable CDSC if you redeem them before the requisite holding period (extended, if required) has expired.

         If the shares you redeem would have incurred a CDSC if you had not made any exchanges, then the same CDSC will be imposed upon the redemption regardless of the exchanges that have taken place since the original purchase.

         (2) Extension of Holding Periods by Owning Money-Market Funds. Any period of 30 days or more during which Money-Market Fund shares received on an exchange of CDSC Class A Shares or Class C Shares are held is not counted in computing the applicable holding period for CDSC Class A Shares or Class C Shares.

         (3) Originally Purchased Money-Market Fund Shares. Shares of a Money-Market Fund (and any shares acquired as a result of reinvestment of dividends and/or distributions on these shares) acquired directly in a purchase (or in exchange for Money-Market Fund shares that were themselves directly purchased), rather than in exchange for shares of a Bond or Equity Fund, may be exchanged for shares of any class of any Bond or Equity Fund that the investor is otherwise qualified to purchase, but the shares received in such an exchange will be subject to the same sales charge, if any, that they would have been subject to had they been purchased rather than acquired in exchange for Money-Market Fund shares. If the shares received in exchange are shares that would be subject to a CDSC if purchased directly, the holding period governing the CDSC will run from the date of the exchange, not from the date of the purchase of Money-Market Fund shares.


         (4) Redemption Fee Applicable to Certain Exchanges. The Fund currently imposes a redemption fee on any redemption of Class A Shares on which a sales charge is not imposed, and on Class I Shares and Class Y Shares, if the redemption occurs within 90 days of purchase.


         This Fund, as well as the Money-Market Funds and other Bond or Equity Funds, reserves the right to reject any exchange into its shares, if shares of the fund into which exchange is desired are not available for sale in your state of residence. The Fund may also modify or terminate this exchange privilege at any time. In the case of termination, the Prospectus will be appropriately supplemented. No such modification or termination shall take effect on less than 60 days' written notice to shareholders.

         All exercises of the exchange privilege are subject to the conditions that (i) the shares being acquired are available for sale in your state of residence; (ii) the aggregate net asset value of the shares surrendered for exchange is at least equal to the minimum investment requirements of the investment company whose shares are being acquired and (iii) the ownership of the accounts from which and to which the exchange is made are identical.

         The Agent will accept telephone exchange instructions from anyone. To make a telephone exchange telephone:

                             800-437-1000 toll-free

         Note: The Fund, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.

         Exchanges will be effected at the relative exchange prices of the shares being exchanged next determined after receipt by the Agent of your exchange request. The exchange prices will be the respective net asset values of the shares, unless a sales charge is to be deducted in connection with an exchange of shares, in which case the exchange price of shares of a Bond or Equity Fund will be their public offering price. Prices for exchanges are determined in the same manner as for purchases of the Fund's shares.

         An exchange is treated for Federal tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss, depending on the cost or other tax basis of the shares exchanged and the holding period; no representation is made as to the deductibility of any such loss should such occur.


         Dividends paid by the Money-Market Funds are taxable, except to the extent that a portion or all of the dividends paid by Pacific Capital Tax-Free Cash Assets Trust (a tax-free money-market fund) are exempt from regular Federal income tax, and to the extent that a portion or all of the dividends paid by Pacific Capital U.S. Government Securities Cash Assets Trust (which invests in U.S. Government obligations) are exempt from state income taxes. Dividends paid by Aquila Rocky Mountain Equity Fund and Aquila Three Peaks High Income Fund are taxable. If your state of residence is not the same as that of the issuers of obligations in which a tax-free municipal bond fund or a tax-free money-market fund invests, the dividends from that fund may be subject to income tax of the state in which you reside. Accordingly, you should consult your tax adviser before acquiring shares of such a bond fund or a tax-free money-market fund under the exchange privilege arrangement.


         If you are considering an exchange into one of the funds listed above, you should send for and carefully read its Prospectus.

Conversion of Class C Shares

         Conversion of Class C Shares into Class A Shares will be effected at relative net asset values on the 15th day (or the next business day thereafter) of the month preceding that in which the sixth anniversary of your purchase of the Class C Shares occurred, except as noted below. Accordingly, the holding period applicable to your Class C Shares may be up to seven weeks less than the six years depending upon when your actual purchase was made during a month. Because the per share value of Class A Shares may be higher than that of Class C Shares at the time of conversion, you may receive fewer Class A Shares than the number of Class C Shares converted. If you have made one or more exchanges of Class C Shares among the Aquila-sponsored Bond Funds or Equity Funds under the Exchange Privilege, the six-year holding period is deemed to have begun on the date you purchased your original Class C Shares of the Fund or of another of the Aquila Bond or Equity Funds. The six-year holding period will be suspended by one month for each period of thirty days during which you hold shares of a Money-Market Fund you have received in exchange for Class C Shares under the Exchange Privilege.

"Transfer on Death" ("TOD") Registration (Not Available for Class I Shares)


         Each of the funds in the Aquila Group of Fundssm now permits registration of its shares in beneficiary form, subject to the funds' rules governing Transfer on Death ("TOD") registration, if the investor resides in a state that has adopted the Uniform Transfer on Death Security Registration Act (a "TOD State"; for these purposes, Missouri is deemed to be a TOD State). This form of registration allows you to provide that, on your death, your shares are to be transferred to the one or more persons that you specify as beneficiaries. To register shares of the Fund in TOD form, complete the special TOD Registration Request Form and review the Rules Governing TOD Registration; both are available from the Agent. The Rules, which are subject to amendment upon 60 days' notice to TOD account owners, contain important information regarding TOD accounts with the Fund; by opening such an account you agree to be bound by them, and failure to comply with them may result in your shares' not being transferred to your designated beneficiaries. If you open a TOD account with the Fund that is otherwise acceptable but, for whatever reason, neither the Fund nor the Agent receives a properly completed TOD Registration Request Form from you prior to your death, the Fund reserves the right not to honor your TOD designation, in which case your account will become part of your estate.


          You are eligible for TOD registration only if, and as long as, you reside in a TOD State. If you open a TOD account and your account address indicates that you do not reside in a TOD State, your TOD registration will be ineffective and the Fund may, in its discretion, either open the account as a regular (non-TOD) account or redeem your shares. Such a redemption may result in a loss to you and may have tax consequences. Similarly, if you open a TOD account while residing in a TOD State and later move to a non-TOD State, your TOD registration will no longer be effective. In both cases, should you die while residing in a non-TOD State the Fund reserves the right not to honor your TOD designation. At the date of this SAI, most states are TOD States.

Computation of Net Asset Value

         The net asset value of the shares of each of the Fund's classes is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open, using the last sale price on any particular exchange, by dividing the value of the Fund's net assets allocable to each class by the total number of its shares of such class then outstanding. The close of the principal exchanges or other markets on which some of the Fund's portfolio securities are traded may be later than 4:00 p.m. New York time. Debt securities having a remaining maturity of less than sixty days when purchased and securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts.

         Each portfolio security is priced daily by a nationally recognized securities pricing service (Reuters currently serves as the primary service provider) using the last sale price on any particular exchange at the market close, or if the relevant market does not close, then as of 4:00 p.m. New York time. In the event the primary pricing service is unable to perform its daily pricing responsibilities, the secondary pricing service (currently FT Interactive Data) is used.

         Circumstances such as a significant market event, low trading volume, illiquidity, or high volatility with respect to a particular security may prompt the Fund's Valuation Committee to meet in order to determine appropriate action, if any, which could possibly include determining the fair value of the security. In the event that a security must be fair valued, the Valuation Committee may request such information as it considers appropriate, including past price changes of the security involved.

         The Valuation Committee shall be comprised of the Manager's Chairman, President & CEO, Executive Vice President and any employee of the Manager who formerly served as Treasurer of the Fund, as well the Fund's Chief Financial Officer, Assistant Treasurer and Chief Compliance Officer. One member of the Valuation Committee shall constitute a quorum.

         The Fund's Portfolio Manager may be consulted by the Valuation Committee as appropriate but shall not be a member of the Valuation Committee and shall not make determinations as to the fair value of a security held by the Fund.

         As indicated above, the net asset value per share of the Fund's shares will be determined on each day that the New York Stock Exchange is open. That Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

Reasons for Differences in Public Offering Price

         As described herein and in the Prospectus, there are a number of instances in which the Fund's Class A Shares are sold or issued on a basis other than the maximum public offering price, that is, the net asset value plus the highest sales charge. Some of these relate to lower or eliminated sales charges for larger purchases, whether made at one time or over a period of time as under a Letter of Intent or right of accumulation. (See the table of sales charges in the Prospectus.) The reasons for these quantity discounts are, in general, that
(i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts; and (ii) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons ("single purchasers") for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

         The reasons for the other instances in which there are reduced or eliminated sales charges for Class A Shares are as follows. Exchanges at net asset value are permitted because a sales charge has already been paid on the shares exchanged. Sales without sales charge are permitted to Trustees, officers and certain others due to reduced or eliminated selling expenses and/or since such sales may encourage incentive, responsibility and interest and an identification with the aims and policies of the Fund. Limited reinvestments of redemptions of Class A Shares and Class C Shares at no sales charge are permitted to attempt to protect against mistaken or incompletely informed redemption decisions. Shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted in the 1940 Act from the otherwise applicable restrictions as to what sales charge must be imposed. In no case in which there is a reduced or eliminated sales charge are the interests of existing shareholders adversely affected since, in each case, the Fund receives the net asset value per share of all shares sold or issued.

Purchases and Redemptions Through Broker/Dealers

         A broker/dealer may charge its customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and should be disclosed to its customers by each individual broker/dealer. These processing or service fees are typically fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. Your broker/dealer should provide you with specific information about any processing or service fees you will be charged.

Purchases and Redemptions of Class I Shares

         The Fund has authorized one or more financial intermediaries to receive on its behalf purchase and redemption orders for Class I Shares; one or more of those financial intermediaries are also authorized to designate other intermediaries to receive purchase and redemption orders for Class I Shares on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order for Class I Shares when an authorized financial intermediary or, if applicable, the financial intermediary's authorized designee receives the order. Such orders will be priced at the Fund's net asset value for Class I Shares next determined after they are received by the authorized financial intermediary or, if applicable, its authorized designee and accepted by the Fund.

Limitation of Redemptions in Kind

         The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Net Asset Value Per Share" in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.

Disclosure of Portfolio Holdings

         Under Fund policies, the Manager publicly discloses the complete schedule of the Fund's portfolio holdings, as reported at the end of each calendar quarter, no earlier than the first business day falling 30 days after the quarter's end. Such information will remain accessible until the next schedule is made publicly available. You may obtain a copy of the Fund's schedule of portfolio holdings for the most recently completed period by accessing the information on the Fund's website at www.aquilafunds.com.

         In addition, the Manager may share the Fund's non-public portfolio holdings information with pricing services and other service providers to the Fund who require access to such information in order to fulfill their contractual duties to the Fund. The Manager may also disclose non-public information regarding the Fund's portfolio holdings to certain mutual fund analysts and rating and tracking entities, such as Morningstar and Lipper Analytical Services, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis. Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Fund's Chief Compliance Officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Fund and will be reported to the Board of Trustees at the next regularly scheduled board meeting. All non-public portfolio holdings information is provided pursuant to arrangements as to confidentiality.

         Whenever portfolio holdings disclosure made pursuant to these procedures involves a possible conflict of interest between the Fund's shareholders and the Fund's Manager, Distributor or any affiliated person of the Fund, the disclosure may not be made unless a majority of the independent Trustees or a majority of a board committee consisting solely of independent Trustees approves such disclosure. The Fund and the Manager shall not enter into any arrangement providing for the disclosure of non-public portfolio holdings information for the receipt of compensation or benefit of any kind. Any material changes to the policies and procedures for the disclosure of portfolio holdings will be reported to the Board on at least an annual basis.

                           Additional Tax Information

Certain Exchanges

         If you incur a sales commission on a purchase of shares of one mutual fund (the original fund) and then sell such shares or exchange them for shares of a different mutual fund without having held them at least 91 days, you must reduce the tax basis for the shares sold or exchanged to the extent that the standard sales commission charged for acquiring shares in the exchange or later acquiring shares of the original fund or another fund is reduced because of the shareholder's having owned the original fund shares. The effect of the rule is to increase your gain or reduce your loss on the original fund shares. The amount of the basis reduction on the original fund shares, however, is added on the investor's basis for the fund shares acquired in the exchange or later acquired.

Tax Status of the Fund

         During its last fiscal year, the Fund qualified as a "regulated investment company" under the Internal Revenue Code and intends to continue such qualification. A regulated investment company is not liable for Federal income taxes on amounts paid by it as dividends and distributions.

         The Code, however, contains a number of complex qualifying tests. Therefore, it is possible, although not likely, that the Fund might not meet one or more of these tests in any particular year. If the Fund fails to qualify, it would be treated for tax purposes as an ordinary corporation. As a consequence, it would receive no tax deduction for payments made to shareholders and would be unable to pay dividends and distributions which would qualify as "capital gains dividends."

Tax Effects of Redemptions

         Normally, when you redeem shares of the Fund you will recognize capital gain or loss measured by the difference between the proceeds received in the redemption and the amount you paid for the shares. If you are required to pay a contingent deferred sales charge at the time of redemption, the amount of that charge will reduce the amount of your gain or increase the amount of your loss as the case may be. Your gain or loss will be long-term if you held the redeemed shares for over one year and short-term if for a year or less. Long-term capital gains are currently taxed at a maximum rate of 15% and short-term gains are currently taxed at ordinary income tax rates.

Tax Effect of Conversion

         When Class C Shares automatically convert to Class A Shares, approximately six years after purchase, you will recognize no gain or loss. Your adjusted tax basis in the Class A Shares you receive upon conversion will equal your adjusted tax basis in the Class C Shares you held immediately before conversion. Your holding period for the Class A Shares you receive will include the period you held the converted Class C Shares.

                                  Underwriters

         Aquila Distributors, Inc. acts as the Fund's principal underwriter in the continuous public offering of all of the Fund's classes of shares. The Distributor is not obligated to sell a specific number of shares. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. Payments of the amounts listed below for the fiscal year ended December 31, 2006 were as follows:



Name of                    Net Under-           Compensation         Brokerage        Other
Principal                  writing              on Redemptions       Commissions      Compen-
Underwriter                Discounts and        and                                   sation
                           Commissions          Repurchases


Aquila Distributors, Inc.   $12,111             None                  None             None(1)



(1) Amounts paid to the Distributor under the Fund's Distribution Plan are for compensation.


                              Proxy Voting Policies


         The Board of Trustees of the Fund has delegated authority to vote all proxies related to the Fund's portfolio securities to the Manager, Aquila Investment Management LLC, and has approved the following Proxy Voting Guidelines and Procedures for use by the Manager in voting proxies on behalf of the Fund:

                     PROXY VOTING GUIDELINES AND PROCEDURES
                        AQUILA INVESTMENT MANAGEMENT LLC

Philosophy Governing Guidelines: Aquila Investment Management LLC (Aquila) believes that shareholders will do best investing in companies in which the interests of corporate management are properly aligned with the long term interests of shareholders. In addition, we believe that investors are best served by managements and boards of directors that exhibit sound corporate governance. We do not support company managements and boards of directors that attempt to enrich themselves disproportionately at the expense of shareholders or that do not exhibit sound corporate governance. We have established proxy voting guidelines, but believe they cannot anticipate all situations that may arise. We would emphasize that they are guidelines, but not rigid rules. There may be a number of instances in which the specific situation requires a vote that does not follow the guidelines.

Objectives of Aquila Rocky Mountain Equity Fund: Unfortunately, with proxy voting guidelines, one size does not fit all. In the Rocky Mountain Region we have many young, entrepreneurial companies that are not yet recognized by Wall Street and, therefore, are not fairly valued. In the long run for our shareholders, it may make more sense to have a vibrant growth company headquartered in the region with some permitted takeover defenses, than for the company to have been taken over at an early stage at a sub-standard valuation. Often with a takeover, important functions, jobs, science and technology are moved out of the region. Even with bigger companies, the number of failed mergers and takeovers is staggering. If a management team is doing a great job in other respects and is headquartered in our region, we may, therefore, be inclined to permit mild takeover defenses. Taking a quick 10% takeover premium is not always the optimum long-term outcome for shareholders. In the end we must ask ourselves: What action optimizes Aquila Rocky Mountain Equity Fund shareholder return in the long run? This may be a complex question.

Proxy Voting vs. Discussions with Management: We believe that proxy voting is not the only way to give the company management feedback regarding corporate governance issues. In the past we have spoken directly with management when we have seen actions that we have deemed potentially abusive to shareholders. We believe that this is a process that can be more effective than proxy voting since it provides us with an opportunity to explain our reasoning to management. Occasionally management will provide us with some of their rationale that we had not previously understood.

Situations in which Aquila may vote against a board of directors, management or a provision include:

1) Golden parachutes greater than three times annual salary and bonus.

2) Re-pricing of options, particularly if options outstanding represent more than 10-15% of the stock outstanding.

3) Dual classes of common stock with unequal voting rights.

4) Supermajority voting requirements.

5) Classified boards of directors.

6) Stock related compensation plans that create stock options which when added to current options outstanding total more than 10% of all stock outstanding for a large capitalization company and more than 15% for a small capitalization company.

7) Exercise prices of stock options below the market price on the date of issue.

8) Poison pill plans that are intended to protect weak managements and prevent a takeover that would recognize the fair market value of a company.

9) Increases in authorized common stock, greater than two to three times the number of shares currently outstanding. (The amount of shares that might normally be required for stock splits, stock-related incentive plans and securities convertible into common stock over a two to five year period.)

10) The granting of stock awards to non-employee directors at the discretion of management. (This should occur as a part of non-discretionary provisions of a plan.)

11) Evidence of self-dealing, such as transactions between the company and a director or officer or loans between the company and an officer or director.

12) Excessive restricted stock awards and stock awards other than options for directors and officers.

The first time we see a proposal with which we disagree, we tend to vote against the proposal. If we see a pattern of a number of inappropriate proposals in the same year or over several years, then we would tend to vote against the board of directors as well.

Proxy Voting Procedures: The portfolio manager of Aquila Rocky Mountain Equity Fund will read and vote proxies using the philosophies and guidelines as described above. The final determining test will be: Does this action help or hurt long-term shareholder return? When the portfolio manager needs further input on an issue, they may consult with the Compliance Officer, Aquila Investment Management LLC or legal counsel. Voting records will be maintained in a dedicated file for proxy votes. In cases where votes may be considered controversial, the portfolio manager may document the reasoning for the vote and add that to the file. Aquila will rely on the Securities and Exchange Commission's EDGAR (Electronic Data Gathering and Retrieval) system to provide proxy statement documentation.

The proxy-voting record of the Fund is available upon request by calling (800) 437-1020 and on the SEC's website at http://www.sec.gov.

                                   APPENDIX A

             NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS

Bond Ratings

     At the date of this Additional Statement there are six organizations considered as Nationally Recognized Statistical Rating Organizations ("NRSROs") for purposes of Rule 15c3-1 under the Securities Exchange Act of 1934. Their names, a brief summary of their respective rating systems, some of the factors considered by each of them in issuing ratings and their individual procedures are described below.


STANDARD & POOR'S CORPORATION

     Commercial paper consists of unsecured promissory notes issued to raise short-term funds. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. S&P's commercial paper ratings are graded into several categories from "A-1" for the highest-quality obligations (which can also have a plus (+) sign designation) to "D" for the lowest. The two highest categories are:

     A-1: This highest category indicates the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high for issues designated A-1.

     An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The ratings are based, in varying degrees, on the following considerations:

     1) Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligations;

     2) Nature of and provisions of the obligation; and

     3) Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The two highest categories are:

     AAA: Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a degree.

MOODY'S INVESTORS SERVICE

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated. The two highest categories are:

     Prime-1: Issuers rated P-1 have a superior ability for repayment of senior short-term debt obligations, evidenced by the following characteristics:

     o    Leading market positions in well-established industries.

     o    High rates of return on funds employed.

     o Conservative capital structure with moderate reliance on debt and ample asset protection.

     o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     o Well-established access to a range of markets and assured sources of alternative liquidity.

     Prime-2: Issuers rated P-2 have a strong ability for repayment of senior short-term debt obligations, evidenced by the above-mentioned characteristics, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     Corporate bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by large or exceptionally stable margin and principal is secure. Corporate bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.

DOMINION BOND RATING SERVICE LIMITED ("DBRS") BOND AND LONG TERM DEBT RATING SCALE.

     Long term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments.

     AAA Bonds rated AAA are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest.

     AA Bonds rated AA are of superior credit quality, and protection of interest and principal is considered high.

     A Bonds rated A are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities.

     BBB  Bonds rated BBB are of adequate credit quality.

     BB Bonds rated BB are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession.

     B Bonds rated B are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

DBRS COMMERCIAL PAPER AND SHORT TERM DEBT RATING SCALE.

Commercial paper ratings are meant to give an indication of the risk that the borrower will not fulfill its obligations in a timely manner. All three DBRS rating categories for short term debt use "high," "middle" or "low" as subset grades to designate the relative standing of the credit within a particular rating category.

     R-1 (high) Short term debt rated R-1 (high) is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due.

     R-1 (middle) Short term debt rated R-1 (middle) is of superior credit quality and, in most cases, ratings in this category differ from R-1
          (high) credits to only a small degree.

     R-1 (low) Short term debt rated R-1 (low) is of satisfactory credit quality. the overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable.

R-2 (high),       Short term debt rated R-2 is of adequate credit quality and
R-2 (middle),     within the three subset grades,
R-2 (low)         debt protection ranges from having reasonable ability
                  for timely repayment to a level
                  which is considered only just adequate.

R-3 (high),       Short term debt rated R-3 is speculative, and within the
R-3 (middle),     three subset grades, the capacity
R-3 (low)         for timely payment ranges from mildly speculative to doubtful.

FITCH RATINGS

     The Fitch short-term ratings apply to debt obligations that are payable on demand which include commercial paper, certificates of deposit, medium-term notes and municipal and investment notes. Short-term ratings places greater emphasis than long-term ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner. Fitch short-term ratings are:

          F-1+: Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

          F-1: Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

     The Fitch long-term rating represents their assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality. The Fitch long-term rating are:

          AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

          AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong.